Exhibit Ref. 10.9
Form SB-2, Amendment No. 2
Mountain Oil, Inc.
SEC File No. 333-37842

                          STANDARD FORM

     UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1


This Financing Statement is presented to a filing officer for filling pursuant to the Uniform Commercial Code.

1.   Debtor (s) (Last Name First) and Address (es)
     Mountain Oil, Inc.
     1574 E. Hwy 40
     P.O. Box 1574
     Roosevelt, UT 84066
     Emp, Fed, I.D. No.: 87-0639343

2.   Joseph F. Ollivier
     3191 North Canyon Road
     Provo, UT 84604

3.   Maturity date if any:_________________

4. This Financing Statement covers the following types (or items) of Property:
     *See attached Exhibit A
      The Secured party is _____is not _X_ a seller or Purchase money lender of the collateral.

5.     Assignee(s) of Secured Party and Address(es)________________________
________________________________________________________________________

6.   Gross sale price of collateral:   $85,000.00

This statement is filed without the debtor's signature to perfect a security interest in collateral (check X if so)

Check X if covered: X Proceeds of Collateral are also covered.

MOUNTAIN OIL INC.,  Craig K. Phillips,  President  JOSEPH  F. OLLIVIER
/s/  Craig K. Phillips                             /s/ Joseph  F. Ollivier
Signature(s) of Debtor(s)                         Signature(s) of Secured
                                                   Party (ies)


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                            Exhibit A
                         Equipment List


This is an attachment to UCC-1 Filing between Mountain Oil, Inc., located at 3954 E. 200 N. Highway 40, P.O. Box 1574, Roosevelt,
UT  84066,  and Joseph F. Ollivier, located at 3191 North  Canyon
Road, Provo, UT 84604

1.   1968 Cardwell Work Over Rig, Serial Number KM25068
2.   Emsco Drilling Pump with house on skid.
3.   Drilling Sub Structure
4.   Work Over Tank
5.   500 gallon propane tank
6.   Crew Trailer with Miscellaneous Tools
7.   Miscellaneous equipment used in Well Servicing

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